Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity First Quarter 2023 Earnings January 25, 2023

Forward - Looking Statements and Non - GAAP Financial Measures 2 Forward - Looking Statements This presentation contains certain "forward - looking statements" within the meaning of the U.S. Private Securities Litigation Ref orm Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from ant ici pated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature a re forward - looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identi fy forward - looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or ob ligation to do so) our forward - looking statements whether as a result of new information, future events or otherwise, except to the extent requ ired by law. The forward - looking statements in this presentation include statements addressing our future financial condition and operating r esults, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID - 19”). Examples of factors that could cause actu al results to differ materially from those described in the forward - looking statements include, among others, the extent, severity and dura tion of COVID - 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions aff ect ing demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign curre ncy exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we opera te, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in su rrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental a nd other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the eff ect s of Swiss tax reform. In addition, the extent to which COVID - 19 will impact our business and our financial results will depend on future devel opments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the sev eri ty of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the glo bal economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Lt d.'s Annual Report on Form 10 - K for the fiscal year ended Sept. 30, 2022 as well as in our Quarterly Reports on Form 10 - Q, Current Reports o n Form 8 - K and other reports filed by us with the U.S. Securities and Exchange Commission. Non - GAAP Financial Measures Where we have used non - GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non - GAAP financial measure, in this presentation.

Earnings Highlights Q1 Sales & Adjusted EPS Exceeded Guidance • Sales of $3.8B, up 1% reported, up 8% organically Y/Y • Transportation up 14% organically Y/Y, primarily driven by Automotive • Industrial up 7% organically Y/Y, with growth in all businesses • Communications down 11% organically Y/Y, with weakness in end markets • Sales includes ~$300M of currency exchange headwinds Y/Y • Orders of $3.6B, with continued strong Backlog position • Adjusted Operating Margins as expected at 16.2%, Adjusted EPS of $1.53 • Adjusted EPS results include ~$0.25 of FX and Tax headwinds Y/Y • Strong Free Cash Flow of ~$400M; ~$410M returned to shareholders • TE named to the Dow Jones Sustainability Index for the 11 th consecutive year Q2 Guidance • Expect Q2 Sales of ~$3.9B and Adjusted EPS ~$1.57 • Sales down 3% on a reported basis and up 2% organically Y/Y • FX headwind impacting Sales by ~$165M and EPS by ~$0.11 Y/Y • Portfolio positioned for long - term growth with benefits from secular trends. Driving additional structural cost reductions to improve margin performance Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non - GAAP financial measures; see Appendix for descriptions and reconciliations 3

Reported FY22 FY22 FY23 Q1 Growth Q1 Q4 (13 week) Q1 Y/Y Q/Q Transportation 2,158 2,327 2,154 0% (7)% Industrial 1,395 1,172 1,085 (22)% (8)% Communications 776 480 395 (49)% (18)% Total TE 4,329 3,979 3,633 (16)% (9)% Book to Bill 1.13 0.98 0.95 Segment Orders Summary ($ in millions) 4 • Y/Y orders trending as expected, impacted by FX, supply chain dynamics, and continued strong backlog level • Transportation book to bill 0.95, reflecting ongoing stable demand and strong backlog levels • Industrial book to bill 1.02, reflecting strong demand across most end markets • Communications orders reflect market weakness and consumption of inventory across the supply chain Orders Trending as Expected, Reflecting Y/Y Supply Chain Dynamics, Strong Backlog Levels, and Market Weakness in Communications

Transportation Solutions $2,158 $2,259 Q1 2022 Q1 2023 • Automotive organic growth across all regions. Market outperformance driven by our leading position in electric vehicles along with electronification trends • Commercial Transportation organic growth in North America and Europe, partially offset by declines in China • Sensors organic growth driven by automotive applications Y/Y Growth Rates Reported Organic Automotive $1,649 9% 20% Commercial Transportation 348 (5)% 3% Sensors 262 (4)% 3% Transportation Solutions $2,259 5% 14% Q1 Sales Q1 Business Performance Q1 Adjusted Operating Margin $ in Millions Reported Up 5% Organic Up 14% Margins reflecting the timing of pricing actions to offset inflation 5 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Ap pendix for descriptions and reconciliations 18.2% 15.8% Q1 2022 Q1 2023 Adjusted EBITDA Margin 24.1% 20.8%

Industrial Solutions $1,052 $1,060 Q1 2022 Q1 2023 Y/Y Growth Rates Reported Organic Industrial Equipment $434 (5)% 3% Aerospace , Defense and Marine 264 9% 14% Energy 189 1% 8% Medical 173 4% 5% Industrial Solutions $1,060 1% 7% Margin expansion driven by strong operational performance 14.6% 16.5% Q1 2022 Q1 2023 Adjusted EBITDA Margin 19.6% 20.8% • Industrial Equipment growth driven by continued benefits from automation applications • AD&M organic growth driven by ongoing market improvement in Commercial Aerospace • Energy organic growth driven by North America and Europe, with continued momentum in renewable applications • Medical organic growth with increase in interventional procedures $ in Millions Q1 Sales Q1 Business Performance Q1 Adjusted Operating Margin Reported Up 1% Organic Up 7% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Ap pendix for descriptions and reconciliations

$608 $522 Q1 2022 Q1 2023 Reported Down 14% Organic Down 11% Y/Y Growth Rates Reported Organic Data & Devices $329 (8)% (6)% Appliances 193 (23)% (18)% Communications Solutions $522 (14)% (11)% • Data & Devices decline driven by broad market weakness and consumption of inventory across the supply chain • Appliances decline driven by market moderation in all regions 27.3% 17.0% Q1 2022 Q1 2023 Margin decline driven by lower volume and distribution channel mix Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Ap pendix for descriptions and reconciliations Communications Solutions Q1 Sales Q1 Adjusted Operating Margin Q1 Business Performance $ in Millions Adjusted EBITDA Margin 30.4% 23.0% 7

Q1 Financial Summary ($ in Millions, except per share amounts) Q1 FY22 Q1 FY23 Net Sales $ 3,818 $ 3,841 Operating Income $ 672 $ 502 Operating Margin 17.6% 13.1% Acquisition - Related Charges 16 9 Restructuring & Other Charges, Net 24 111 Adjusted Operating Income $ 712 $ 622 Adjusted Operating Margin 18.6% 16.2% Earnings Per Share* $ 1.72 $ 1.25 Acquisition - Related Charges 0.04 0.02 Restructuring & Other Charges, Net 0.05 0.26 Tax Items (0.05) - Adjusted EPS $ 1.76 $ 1.53 * Represents Diluted Earnings Per Share from Continuing Operations. .. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non - GAAP financial measures; see Appendix for descript ions and reconciliations. 8

Q1 Financial Performance $3,818 $3,841 Q1 2022 Q1 2023 $1.76 $1.53 Q1 2022 Q1 2023 Adjusted EBITDA Margin 23.8% 21.1% 18.6% 16.2% Q1 2022 Q1 2023 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non - GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Y/Y Sales & EPS Performance Impacted Primarily by Currency Exchange Rates Y/Y Margins Also Impacted by End Market Weakness in Communications 9 $373 $399 Q1 2022 Q1 2023 $ in Millions $ in Millions

EVERY CONNECTION COUNTS Additional Information

Y/Y Q1 2023 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2022 Results $3,818 $1.76 Operational Performance 322 0.02 FX Impact (299) (0.21) Tax Rate Impact - (0.04) Q1 2023 Results $3,841 $1.53 11

Y/Y Q2 2023 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2022 Results $4,007 $1.81 Operational Performance 58 (0.08) FX Impact (165) (0.11) Tax Rate Impact - (0.05) Q2 2023 Guidance $3,900 $1.57 12

($ in Millions) Q1 2022 Q1 2023 Beginning Cash Balance $1,203 $1,088 Free Cash Flow 373 399 Dividends (163) (178) Share repurchases (304) (287) Net decrease in debt (76) (143) Acquisition of businesses, net of cash acquired (100) (109) Other 49 23 Ending Cash Balance $982 $793 Total Debt $4,003 $4,218 A/R $2,844 $2,910 Days Sales Outstanding* 67 68 Inventory $2,845 $2,927 Days on Hand* 98 96 Accounts Payable $1,964 $1,751 Days Outstanding* 69 59 Free Cash Flow and Working Capital Liquidity, Cash & Debt ($ in Millions) Q1 2022 Q1 2023 Cash from Operating Activities $532 $581 Capital expenditures, net Cash collected pursuant to collateral requirements related to cross - currency swap contracts (118) (41) (182) - Free Cash Flow $373 $399 Free Cash Flow is a non - GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q1 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

- Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management's control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

- Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

- Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

- Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

- Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

- Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

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Non-GAAP Financial Measures (cont.)

- Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any.
- Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management's and the Board of Directors' discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.
- Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash.

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Segment Summary 17 Transportation Solutions $ 2,259 $ 2,158 Industrial Solutions 1,060 1,052 Communications Solutions 522 608 Total $ 3,841 $ 3,818 Transportation Solutions $ 282 12.5% $ 395 18.3 % Industrial Solutions 156 14.7 120 11.4 Communications Solutions 64 12.3 157 25.8 Total $ 502 13.1% $ 672 17.6 % Transportation Solutions $ 358 15.8% $ 392 18.2 % Industrial Solutions 175 16.5 154 14.6 Communications Solutions 89 17.0 166 27.3 Total $ 622 16.2% $ 712 18.6 % Operating Margin Operating Margin Adjusted Operating Margin (1) (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2022 2021 ($ in millions) Adjusted Operating Net Sales Net Sales Income (1) Adjusted Operating Income (1) Income Operating Operating Income Adjusted Operating Margin (1) For the Quarters Ended December 24, December 30,

Reconciliation of Net Sales Growth 18 Transportation Solutions (3) : Automotive $ 129 8.5% $ 294 19.6% $ (165) $ — Commercial transportation (17) (4.7) 9 2.6 (26) — Sensors (11) (4.0) 7 2.6 (18) — Total 101 4.7 310 14.4 (209) — Industrial Solutions (3) : Industrial equipment (21) (4.6) 15 3.4 (36) — Aerospace, defense, and marine 22 9.1 34 14.3 (12) — Energy 1 0.5 15 8.0 (14) — Medical 6 3.6 8 4.8 (2) — Total 8 0.8 72 6.8 (64) — Communications Solutions (3) : Data and devices (27) (7.6) (22) (6.3) (14) 9 Appliances (59) (23.4) (47) (18.3) (12) — Total (86) (14.1) (69) (11.4) (26) 9 Total $ 23 0.6% $ 313 8.2% $ (299) $ 9 ($ in millions) Translation (2) Acquisitions (1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. Net Sales Growth (Decline) Organic Net Sales Growth (Decline) (1) Change in Net Sales for the Quarter Ended December 30, 2022 versus Net Sales for the Quarter Ended December 24, 2021

Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2022 19 Operating income: Transportation Solutions $ 282 $ 2 $ 74 $ 358 Industrial Solutions 156 6 13 175 Communications Solutions 64 1 24 89 Total $ 502 $ 9 $ 111 $ 622 Operating margin 13.1% 16.2 % Other expense, net $ (5) $ — $ — $ (5) Income tax expense $ (87) $ (2) $ (29) $ (118) Effective tax rate 17.9% 19.5 % Income from continuing operations $ 398 $ 7 $ 82 $ 487 Diluted earnings per share from continuing operations $ 1.25 $ 0.02 $ 0.26 $ 1.53 (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data) Adjustments and Other Adjusted Related Acquisition- Restructuring

Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2021 20 Operating income: Transportation Solutions $ 395 $ 3 $ (6) $ — $ 392 Industrial Solutions 120 12 22 — 154 Communications Solutions 157 1 8 — 166 Total $ 672 $ 16 $ 24 $ — $ 712 Operating margin 17.6% 18.6 % Other income, net $ 15 $ — $ — $ (11) $ 4 Income tax expense $ (110) $ (3) $ (7) $ (5) $ (125) Effective tax rate 16.2% 17.7 % Income from continuing operations $ 567 $ 13 $ 17 $ (16) $ 581 Diluted earnings per share from continuing operations $ 1.72 $ 0.04 $ 0.05 $ (0.05) $ 1.76 (2) Includes $12 million recorded in net restructuring and other charges and $12 million recorded in cost of sales. Related Tax Items (3) and Other (Credits), Net (1)(2) Charges (3) Includes a $17 million income tax benefit related to the tax impacts of an intercompany transaction and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the indemnification terms of the purchase agreement. (4) See description of non-GAAP financial measures. U.S. GAAP Acquisition- Charges (1) Adjustments (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Restructuring Adjusted (Non-GAAP) (4) ($ in millions, except per share data)

Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2022 21 Operating income: Transportation Solutions $ 409 $ 4 $ 9 $ — $ 422 Industrial Solutions 145 6 10 — 161 Communications Solutions 151 — 2 — 153 Total $ 705 $ 10 $ 21 $ — $ 736 Operating margin 17.6% 18.4 % Other income, net $ 5 $ — $ — $ — $ 5 Income tax expense $ (136) $ (2) $ (5) $ 8 $ (135) Effective tax rate 19.5% 18.6 % Income from continuing operations $ 560 $ 8 $ 16 $ 8 $ 592 Diluted earnings per share from continuing operations $ 1.71 $ 0.02 $ 0.05 $ 0.02 $ 1.81 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen on December 27, 2021 and a $19 million income tax benefit related to the tax impacts of an intercompany transaction. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2022 22 Operating income: Transportation Solutions $ 1,534 $ 16 $ 68 $ — $ 1,618 Industrial Solutions 607 32 66 — 705 Communications Solutions 615 5 23 — 643 Total $ 2,756 $ 53 $ 157 $ — $ 2,966 Operating margin 16.9% 18.2 % Other income, net $ 28 $ — $ — $ (11) $ 17 Income tax expense $ (306) $ (11) $ (34) $ (200) $ (551) Effective tax rate 11.2% 18.8 % Income from continuing operations $ 2,427 $ 42 $ 123 $ (211) $ 2,381 Diluted earnings per share from continuing operations $ 7.47 $ 0.13 $ 0.38 $ (0.65) $ 7.33 Adjustments Acquisition- Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement. (2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales.

Reconciliation of Free Cash Flow 23 Net cash provided by operating activities $ 581 $ 532 Net cash used in investing activities (265) (199) Net cash used in financing activities (621) (552) Effect of currency translation on cash 10 (2) Net increase (decrease) in cash, cash equivalents, and restricted cash $ (295) $ (221) Net cash provided by operating activities $ 581 $ 532 Excluding: Cash collected pursuant to collateral requirements related to cross-currency swap contracts — (41) Capital expenditures, net (182) (118) Free cash flow (1) $ 399 $ 373 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2022 2021 (in millions) For the Quarters Ended December 30, December 24,

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	December 30, 2022	December 24, 2021
	($ in millions)	
Net income	$ 397	$ 566
Loss from discontinued operations	1	1
Income tax expense	87	110
Other (income) expense, net	5	(15)
Interest expense	21	12
Interest income	(9)	(2)
Operating income	502	672
Acquisition-related charges	9	16
Restructuring and other charges, net	111	24
Adjusted operating income (1)	622	712
Depreciation and amortization	187	198
Adjusted EBITDA (1)	$ 809	$ 910
Net sales	$ 3,841	$ 3,818
Net income as a percentage of net sales	10.3 %	14.8 %
Adjusted EBITDA margin (1)	21.1 %	23.8 %

	For the Quarters Ended							
	December 30, 2022				December 24, 2021			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 282	$ 156	$ 64	$ 502	$ 395	$ 120	$ 157	$ 672
Acquisition-related charges	2	6	1	9	3	12	1	16
Restructuring and other charges (credits), net	74	13	24	111	(6)	22	8	24
Adjusted operating income (1)	358	175	89	622	392	154	166	712
Depreciation and amortization	111	45	31	187	127	52	19	198
Adjusted EBITDA (1)	$ 469	$ 220	$ 120	$ 809	$ 519	$ 206	$ 185	$ 910
Net sales	$ 2,259	$ 1,060	$ 522	$ 3,841	$ 2,158	$ 1,052	$ 608	$ 3,818
Operating margin	12.5 %	14.7 %	12.3 %	13.1 %	18.3 %	11.4 %	25.8 %	17.6 %
Adjusted operating margin (1)	15.8 %	16.5 %	17.0 %	16.2 %	18.2 %	14.6 %	27.3 %	18.6 %
Adjusted EBITDA margin (1)	20.8 %	20.8 %	23.0 %	21.1 %	24.1 %	19.6 %	30.4 %	23.8 %

(1) See description of non-GAAP financial measures.

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Reconciliation of Forward - Looking Non - GAAP Financial Measures to Forward - Looking GAAP Financial Measures 25 Diluted earnings per share from continuing operations $ 1.44 Restructuring and other charges, net 0.11 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.57 Net sales growth (2.7) % Translation 4.2 (Acquisitions) divestitures, net 0.1 Organic net sales growth (2) 1.6 % Effective tax rate 20.6% 20.6 % Effective tax rate adjustments (3) 0.4 0.4 Adjusted effective tax rate (2) 21.0% 21.0% (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of January 25, 2023. (2) See description of non-GAAP financial measures. 2023 (1) March 31, Outlook for Fiscal 2023 (1) Quarter Ending Outlook for